Exhibit 32.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Woize International Ltd. (the "Company") on Form 10-KSB/A for the fiscal year ended March 31, 2006 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Anders Halldin, Chief Executive Officer and Chief Financial of the Company, certify, pursuant to 18 U.S.C. section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities and Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.


December 1, 2006

/s/ Anders Halldin
---------------------------
Anders Halldin
Chief Executive Officer and
Chief Financial Officer